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                              AIM BASIC VALUE FUND

                             CLASS A, B AND C SHARES

                       Supplement dated February 25, 2000
                      to the Prospectus dated May 3, 1999,
        as revised October 25, 1999 and as supplemented February 11, 2000

This supplement supersedes and replaces in its entirety the supplement dated February 11, 2000.

Advisor Class shares of AIM Basic Value Fund converted to Class A shares of the fund effective the close of business on February 11, 2000. Advisor Class shares of the fund are no longer offered for sale or exchange.

The following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGERS" on page 4 of the prospectus:

          "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

          o Evan G. Harrel, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1998. From 1994 to 1998, he was Vice President and portfolio manager with Van Kampen American Capital Asset Management, Inc.

          o Matthew W. Seinsheimer, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998. From 1995 to 1998, he was Portfolio Manager for American Indemnity Company.

          o Bret W. Stanley, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1998. From 1994 to 1998, he was Vice President and portfolio manager with Van Kampen American Capital Asset Management, Inc."